                                                                EXHIBIT 24

                              POWERS OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Dollar Thrifty Automotive Group, Inc. hereby constitutes and appoints Steven B. Hildebrand and Stephen W. Ray, or any one or more of them, to be his agent, proxy, and attorney-in-fact, or sign and execute in his name, place, and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, with respect to shares of Common Stock of Dollar Thrifty Automotive Group, Inc. that may be offered for sale from time to time, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all acts that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power. IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 15th day of December, 1997.



                                                /s/ Edward C. Lumley
                                                ----------------------------
                                                Edward C. Lumley

                                                                EXHIBIT 24

                              POWERS OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Dollar Thrifty Automotive Group, Inc. hereby constitutes and appoints Steven B. Hildebrand and Stephen W. Ray, or any one or more of them, to be his agent, proxy, and attorney-in-fact, or sign and execute in his name, place, and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, with respect to shares of Common Stock of Dollar Thrifty Automotive Group, Inc. that may be offered for sale from time to time, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all acts that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power. IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 15th day of December, 1997.



                                                /s/ Edward J. Hogan
                                                ----------------------------
                                                Edward J. Hogan

                                                                EXHIBIT 24

                              POWERS OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Dollar Thrifty Automotive Group, Inc. hereby constitutes and appoints Steven B. Hildebrand and Stephen W. Ray, or any one or more of them, to be his agent, proxy, and attorney-in-fact, or sign and execute in his name, place, and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, with respect to shares of Common Stock of Dollar Thrifty Automotive Group, Inc. that may be offered for sale from time to time, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all acts that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power. IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 15th day of December, 1997.



                                                /s/ John C. Pope
                                                ----------------------------
                                                John C. Pope

                                                                EXHIBIT 24

                              POWERS OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Dollar Thrifty Automotive Group, Inc. hereby constitutes and appoints Steven B. Hildebrand and Stephen W. Ray, or any one or more of them, to be his agent, proxy, and attorney-in-fact, or sign and execute in his name, place, and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, with respect to shares of Common Stock of Dollar Thrifty Automotive Group, Inc. that may be offered for sale from time to time, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all acts that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power. IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 15th day of December, 1997.



                                                /s/ John P. Tierney
                                                ----------------------------
                                                John P. Tierney

                                                                EXHIBIT 24

                              POWERS OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Dollar Thrifty Automotive Group, Inc. hereby constitutes and appoints Steven B. Hildebrand and Stephen W. Ray, or any one or more of them, to be his agent, proxy, and attorney-in-fact, or sign and execute in his name, place, and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, with respect to shares of Common Stock of Dollar Thrifty Automotive Group, Inc. that may be offered for sale from time to time, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all acts that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power. IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 15th day of December, 1997.



                                                /s/ Edward L. Wax
                                                ----------------------------
                                                Edward L. Wax